UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                 JUNE 25, 1999
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                      PLANET HOLLYWOOD INTERNATIONAL, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        DELAWARE                     00028230                  59-3283783
----------------------------     -----------------        ----------------------
(State of other jurisdiction     (Commission File              (I.R.S. Employer
of incorporation or                  Number)              Identification Number)
organization)


                             8669 COMMODITY CIRCLE
                             ORLANDO, FLORIDA 32819
          -----------------------------------------------------------
          (Address of principal executive office, including zip code)

                                 (407) 363-7827
          -----------------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

         On June 25, 1999, Planet Hollywood International, Inc. (the "Company") announced the resignation of William H. Baumhauer from the position of President and Chief Operating Officer of the Company and the resignation of Mr. Baumhauer from the Company's Board of Directors. In addition to his role as Chief Executive Officer, Robert Earl will reassume his position as the Company's President. A copy of the Company's press release relating to Mr. Baumhauer's resignation is attached hereto as Exhibit 99.1, and is incorporated by reference.

ITEM 7. EXHIBITS.

         99.1 Press Release by Planet Hollywood International, Inc., dated June 25, 1999


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registratnt has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 28, 1999                    PLANET HOLLYWOOD
                                       INTERNATIONAL, INC.

                                       /s/ SCOTT E. JOHNSON
                                       ----------------------------------------
                                       Name: Scott E. Johnson
                                       Title: Senior Vice President,
                                              General Counsel and Secretary



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